Exhibit 99.1

Annual Shareholders' Meeting April 28, 2005

Welcome George McNamee Chairman

Business Meeting Stephen P. Wink Secretary

Safe Harbor Statement This presentation contains forward-looking statements, which are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company's services within those markets and other risks and factors identified from time to time in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially from those currently anticipated.

Review & Outlook Alan Goldberg President and Chief Executive

Review Q-1 Highlights Difficult environment Q-1 revenues down after gains in 2004 Benefits of 04 restructuring offset by decline in operating revenues

Steps Taken Company-wide review resulted in initial cost savings of $9 million Realigned business units and management teams Expanded product offerings Continued emphasis on growing Investment Banking

Outlook Equities Investment Banking Momentum Strong pipeline and growing success in targeted sectors Performance improves Equity underwriting ranking Sales & Trading Maintain focus on small to mid-cap companies Offset pricing pressures through work with mid-tier accounts Fixed Income Strengths Growth in mortgage-backed origination High yield growth Public finance growth and penetration of Texas markets

Equity Capital Markets

Equity Capital Markets Revenues 2001 2002 2003 2004 Net Revenues ($MM) 24.7 31.341 52.275 76 Pre-Tax Contribution -20.1 -6.598 -0.59 4.2 Source: Company Filings. Q1 04 Q1 05 Net Revenues ($MM) 22.2 14 Pre-Tax Contribution 2.7 -1.9 n Net Revenues n Pre-tax Contribution CAGR: 45.4%

Opportunities Provide research and market-making support for small/mid-cap trading Finance growing small/mid-cap issuers through follow-on offerings and IPOs Provide M&A advisory services to finance clients in consolidating industries

NASDAQ Autex Ranking FAC's small / mid-cap focus results in high market share of stocks traded Source: Autex/Block Data, updated as of 12/31/04. Ranking for NASDAQ National Market for investment banks only.

2004 Equity Underwriting League Table Source: Commscan.

Focused Business Model Research, Trading and Banking are committed to servicing small/mid-cap companies Source: FactSet as of January 2005. Includes NYSE, Nasdaq, Amex and Nasdaq Small-Cap stocks. $2.0 billion + Less than $2.0 billion Market Cap # of Companies Full Service Investment Bank 1,360 6,834 Research Trading Banking 70% of coverage 80% of trading 100% of deals

Equity Capital Markets: Representative Transactions By Vertical Energy Healthcare Industrial Growth Technology $66,730,000 Common Stock Co-Manager February 2005 $86,249,747 Common Stock Co-Manager January 2005 $17,033,500 Common Stock Sole Book Runner October 2004 $38,099,920 Common Stock Sole Book Runner February 2005 $83,950,000 Common Stock Co-Manager November 2004 Bill Barrett Corporation $373,750,000 Initial Public Offering Co-Manager December 2004 $26,450,000 Common Stock Sole Book Runner February 2005 $122,732,000 Common Stock Co-Manager May 2004 $40,000,000 Initial Public Offering Co-Manager September 2004 $115,718,750 Common Stock Co-Manager September 2004 $99,212,894 Initial Public Offering Co-Manager October 2004 $52,900,000 Common Stock Sole Book Runner March 2004 $62,100,000 Common Stock Co-Manager April 2004 $47,437,500 Common Stock Sole Book Runner March 2004 $111,800,000 Initial Public Offering Co-Manager May 2004 $38,700,000 Initial Public Offering Co-Manager June 2004 $33,600,000 Initial Public Offering Co-Manager August 2004 $18,000,000 Private Placement of Senior Secured Subordinated Notes Exclusive Placement Agent October 2004 $200,000,000 5.875% Senior Subordinated Notes due 2012 Co-Manager March 2004 $65,000,000 5.5% Convertible Senior Notes due 2011 Co-Manager October 2004 Has been acquired by Financial Advisor to Inland Resources August 2004 $50,000,000 Private Placement of Unsecured Convertible Notes Exclusive Placement Agent February 2005 $18,400,000 Private Placement of 13.75% Term Loan Exclusive Placement Agent December 2004 Has acquired Fairness Opinion to Tumbleweed March 2004

Lead Managed Deals $17,033,500 Common Stock Sole Book Runner October 2004 $52,900,000 Common Stock Sole Book Runner March 2004 $47,437,500 Common Stock Sole Book Runner March 2004 $21,500,000 Private Placement of Common Stock Lead Placement Agent February 2004 Ticker: AMEX: AFT Nasdaq: IMCO AMEX: PRZ Nasdaq: MAPS Nasdaq: NMSS Nasdaq BB: GASE Sector: Tech / Telecom Power Technology Healthcare Tech / Telecom Tech / Telecom Energy Market Cap at Offer (MM): $92 $131 $97 $226 $268 $96 FAC Research Analyst: Frank Marsala Sanjay Shrestha Glenn Garmont Mark Murphy Frank Marsala Dave Tameron FAC Market Making(1): #1 #1 #1 #1 #1 #1 $38,099,920 Common Stock Sole Book Runner February 2005 1) Market Making rank among investment banks since the offering. $26,450,000 Common Stock Sole Book Runner February 2005

Fixed Income

Fixed Income Revenues 2001 2002 2003 2004 Net Revenues ($MM) 106.8 130.1 109.1 86 Pre-Tax Contribution 26.5 34 25.9 13.9 Source: Company Filings. Pre-tax contribution represents Continuing Operations. Includes portion of "Fixed Income-Other" segment from financial statements. Q1 04 Q1 05 Net Revenues ($MM) 19.6 17.2 Pre-Tax Contribution 2.2 0.5 n Net Revenues n Pre-tax Contribution

Opportunities Mortgage-backed Securities High Yield Expansion Public Finance

FA Technology Ventures

FA Technology Ventures Focus on early and expansion stage technology companies Added 4 new portfolio companies CreditSights Autotask iRobot BinOptics Total Investment - $7.6 million Funded prior commitments or made additional investments in existing portfolio companies totaling $6.4 million. Liquidity events expected to begin in late 2005/early 2006

Financial Overview Steve Jenkins Chief Financial Officer

2004 Highlights Equity Capital Markets revenue increased $23.8M Sales & Trading up $8.8M Investment Banking up $15.1M Existing Fixed Income revenue declined $35.1M TFI down $22.4M MCM down $10.3M FIMM down $2.4M Offset by inclusion of $12.0M Descap revenues Overall brokerage pre-tax margin declined 2004/2003 primarily due to a decline in legacy fixed income business Existing Fixed Income pre-tax contribution declined $14.2M Descap contributed $2.2M in pre-tax earnings ECM pre-tax contribution increased $4.8M Investment mark-to-market declined $13.5M

First Albany Companies Net Revenues 2001 2002 2003 2004 Net Revenues ($MM) 137.5 166.3 189.9 175.7 Net Income -1.837 2.886 11.683 -1.884 Source: Company Filings and Management Estimates. Results are from Continuing Operations. Q1 04 Q1 05 Net Revenues ($MM) 42.4 28.6 Net Income -1.244 -6.739 n Net Revenues n Net Income (Loss) CAGR: 8.5%

Shifting Business Mix 2001 2002 2003 2004 Equity Capital Markets 24.659 31.341 52.275 76.039 Fixed Income 106.796 130.052 109.134 86.002 Q1 04 Q1 05 Equity Capital Markets 22.2 14.01 Fixed Income 19.587 17.2 Source: Company Filings and Management Estimates n Equities n Fixed Income

FAC Operating Revenues 2002-2004

FAC Productivity Metrics 2001-2004

Broker-Dealer Operating Metrics 2002 2003 2004 Long-term target Comp & Benefit Expenses 73% 70% 73% 65% Non-comp Expenses 23% 25% 25% 18% Pre-tax Margin 4% 5% 2% 17% 2004 results exclude charges related to legal reserves and settlements of $2.9 million, $1.4 million in restructuring changes and $1.3 million in asset impairment. 2003 results exclude $.8 million in costs related to legal reserves and settlements.

Going Forward Alan Goldberg President and Chief Executive

FACT Stock Performance 4/1/2002 - 3/31/2005 FACT +64% XBD +41% n FACT n XBD (Amex Broker/Dealer Index) Source: FactSet as of 3/31/05.

FACT Price Volume Graph 4/1/2002 - 3/31/2005 Source: FactSet as of 3/31/05.

Annual Shareholders' Meeting April 28, 2005